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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                      ----------



                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)      January 31, 1998
                                                       ------------------------



                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                     -------------------------------------------
                (Exact name of registrant as specified in its charter)


            MARYLAND                      1-13232                84-1259577
-------------------------------         ------------         -------------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)



1873 SOUTH BELLAIRE STREET, SUITE 1700, DENVER, CO                80222-4348
--------------------------------------------------           -------------------
    (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code   (303) 757-8101
                                                          --------------------


                                    NOT APPLICABLE
           ---------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  OTHER EVENTS

     On January 31, 1998, Apartment Investment and Management Company ("AIMCO") entered into a Contribution Agreement (the "Contribution Agreement") with the stockholders of CK Services, Inc. ("CK"). The Contribution Agreement provides, among other things, that (i) AIMCO will contribute certain assets to CK, (ii) the stockholders of CK will contribute the stock of CK to AIMCO or a subsidiary of AIMCO, (iii) following the contribution of CK stock, AIMCO will agree to contribute additional assets to CK with the intent of creating a stand-alone entity meeting the requirements for listing on the NYSE or NASDAQ National Market, (iv) if AIMCO is successful in listing the CK stock on the NYSE or NASDAQ National Market, the stock of CK will be distributed to the stockholders of AIMCO. If AIMCO is unable to list the CK stock on the NYSE or NASDAQ National Market, CK will remain a direct or indirect subsidiary of AIMCO and AIMCO will pay to the former stockholders of CK an amount necessary to compensate the former CK stockholders for the value of such stock on January 31, 1998.

     CK is a corporation wholly-owned by Terry Considine, AIMCO's Chairman and Chief Executive Officer, and by Peter Kompaniez, AIMCO's President and Vice Chairman. As a result, consummation of the transaction is subject to the approval of AIMCO'S independent members of the board of directors and any transfer of assets or services to CK will be at market rates and approved by the independent directors, and if market rates are difficult to ascertain, the pricing will favor AIMCO.

     It is AIMCO's intent to use CK as a vehicle for holding property and performing services for which AIMCO is limited or prohibited due to AIMCO's election to be taxed as a real estate investment trust. AIMCO is finalizing which assets will be contributed to CK and if it is determined that it is impossible or impractical to create a stand-alone entity meeting the requirements for listing on the New York Stock Exchange or the NASDAQ National Market, the Contribution Agreement will be terminated and the former stockholders of CK will be compensated for their contribution.


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Business Acquired

          Not applicable.

(b)  Pro Forma Financial Information

          Not applicable.

(c)  Exhibits

          The following exhibits are filed with this report:

Exhibit
Number       Description
-------      -----------

 2.1 Contribution Agreement, dated as of January 31, 1998, by and between Apartment Investment and Management Company and Terry Considine and Peter K. Kompaniez

99.1 Press Release of Apartment Investment and Management Company dated February 3, 1998.



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                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   APARTMENT INVESTMENT AND
                                   MANAGEMENT COMPANY



Date:  February 3, 1998            By:    /s/ TERRY CONSIDINE
                                      --------------------------------------
                                      Terry Considine
                                      Chairman of the Board



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Exhibit
Number       Description
-------      -----------

 2.1 Contribution Agreement, dated as of January 31, 1998, by and between Apartment Investment and Management Company and Terry Considine and Peter K. Kompaniez

99.1 Press Release of Apartment Investment and Management Company dated February 3, 1998.